                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) SS.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Sister Loretto Marie Colwell,  being a Director of SECURITY BENEFIT LIFE
INSURANCE  COMPANY (the  "Company"),  by these presents do make,  constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful  attorneys,  each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration  Statement  applicable to separate  accounts of the Company,  as well as any  pre-effective  amendment, post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications)  for such separate  accounts (now or hereafter established by the Company) and filed pursuant to the Investment  Company Act of
1940 or the Securities Act of 1933, each as amended,  any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said  Registration  Statement  or other  document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                  SISTER LORETTO MARIE COLWELL
                                                  ------------------------------
                                                  Sister Loretto Marie Colwell

SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                  JULIA A. SMRHA
                                                  ------------------------------
                                                  Notary Public
My Commission Expires:

      7-8-2000
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) SS.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John C.  Dicus,  being a Director  of SECURITY  BENEFIT  LIFE  INSURANCE
COMPANY  (the  "Company"),  by these  presents do make,  constitute  and appoint
Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful  attorneys,  each with full power and authority for me and in my name and  behalf to sign,  as my agent,  any  Registration  Statement  applicable  to separate  accounts  of the  Company,  as  well as any  pre-effective  amendment, post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications)  for such separate  accounts (now or hereafter established by the Company) and filed pursuant to the Investment  Company Act of
1940 or the Securities Act of 1933, each as amended,  any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said  Registration  Statement  or other  document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2000.

                                                         JOHN C. DICUS
                                                         -----------------------
                                                         John C. Dicus

SUBSCRIBED AND SWORN to before me this 6th day of April, 2000.

                                                         MARY R. FALTER
                                                         -----------------------
                                                         Notary Public
My Commission Expires:

      1-30-2004
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) SS.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Steven J. Douglass,  being a Director of SECURITY BENEFIT LIFE INSURANCE
COMPANY  (the  "Company"),  by these  presents do make,  constitute  and appoint
Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful  attorneys,  each with full power and authority for me and in my name and  behalf to sign,  as my agent,  any  Registration  Statement  applicable  to separate  accounts  of the  Company,  as  well as any  pre-effective  amendment, post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications)  for such separate  accounts (now or hereafter established by the Company) and filed pursuant to the Investment  Company Act of
1940 or the Securities Act of 1933, each as amended,  any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said  Registration  Statement  or other  document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                         STEVEN J. DOUGLASS
                                                         -----------------------
                                                         Steven J. Douglass

SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                         NANCY A. LEWIS
                                                        ------------------------
                                                         Notary Public
My Commission Expires:

      10-16-00
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) SS.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke,  being a Director of SECURITY  BENEFIT LIFE  INSURANCE
COMPANY (the "Company"), by these presents do make, constitute and appoint James
R. Schmank and Roger K. Viola,  and each of them, my true and lawful  attorneys, each with full power and  authority for me and in my name and behalf to sign, as my agent,  any  Registration  Statement  applicable to separate  accounts of the
Company, as well as any pre-effective  amendment,  post-effective  amendment and any application for exemptive relief (including amendments to such applications)
for such  separate  accounts (now or hereafter  established  by the Company) and filed  pursuant to the  Investment  Company Act of 1940 or the Securities Act of
1933, each as amended,  any instrument or document filed as part thereof,  or in connection  therewith or in any way related thereto,  with like effect as though said  Registration  Statement  or other  document  had  been  signed  and  filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                        HOWARD R. FRICKE
                                                        ------------------------
                                                        Howard R. Fricke

SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                        ANNETTE E. CRIPPS
                                                        ------------------------
                                                        Notary Public
My Commission Expires:

      7/8/2001
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) SS.
COUNTY OF SEDGWICK )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, William W. Hanna,  being a Director of SECURITY  BENEFIT LIFE  INSURANCE
COMPANY  (the  "Company"),  by these  presents do make,  constitute  and appoint
Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful  attorneys,  each with full power and authority for me and in my name and  behalf to sign,  as my agent,  any  Registration  Statement  applicable  to separate  accounts  of the  Company,  as  well as any  pre-effective  amendment, post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications)  for such separate  accounts (now or hereafter established by the Company) and filed pursuant to the Investment  Company Act of
1940 or the Securities Act of 1933, each as amended,  any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said  Registration  Statement  or other  document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                        WILLIAM W. HANNA
                                                        ------------------------
                                                        William W. Hanna

SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                        DOROTHY A. HERR
                                                        ------------------------
                                                        Notary Public
My Commission Expires:

      8-21-2002
---------------------

                                POWER OF ATTORNEY

STATE OF FLORIDA   )
                   ) SS.
COUNTY OF PINELLAS )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John E. Hayes,  Jr., being a Director of SECURITY BENEFIT LIFE INSURANCE
COMPANY  (the  "Company"),  by these  presents do make,  constitute  and appoint
Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful  attorneys,  each with full power and authority for me and in my name and  behalf to sign,  as my agent,  any  Registration  Statement  applicable  to separate  accounts  of the  Company,  as  well as any  pre-effective  amendment, post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications)  for such separate  accounts (now or hereafter established by the Company) and filed pursuant to the Investment  Company Act of
1940 or the Securities Act of 1933, each as amended,  any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said  Registration  Statement  or other  document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2000.

                                                        JOHN E. HAYES, JR.
                                                        ------------------------
                                                        John E. Hayes, Jr.

SUBSCRIBED AND SWORN to before me this 4th day of April, 2000.

                                                        DEBORAH K. WEST
                                                       -------------------------
                                                        Notary Public
My Commission Expires:

    July 6, 2002
---------------------

                                POWER OF ATTORNEY

STATE OF NEW YORK  )
                   ) SS.
COUNTY OF NEW YORK )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Pat A.  Loconto,  being a Director of SECURITY  BENEFIT  LIFE  INSURANCE
COMPANY  (the  "Company"),  by these  presents do make,  constitute  and appoint
Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful  attorneys,  each with full power and authority for me and in my name and  behalf to sign,  as my agent,  any  Registration  Statement  applicable  to separate  accounts  of the  Company,  as  well as any  pre-effective  amendment, post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications)  for such separate  accounts (now or hereafter established by the Company) and filed pursuant to the Investment  Company Act of
1940 or the Securities Act of 1933, each as amended,  any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said  Registration  Statement  or other  document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 2000.

                                                        PAT A. LOCONTO
                                                        ------------------------
                                                        Pat A. Loconto

SUBSCRIBED AND SWORN to before me this 19th day of June, 2000.

                                                        ELIZABETH A. MURPHY
                                                       -------------------------
                                                        Notary Public
My Commission Expires:

  October 31, 2001
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) SS.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Kris A.  Robbins,  being a Director of SECURITY  BENEFIT LIFE  INSURANCE
COMPANY  (the  "Company"),  by these  presents do make,  constitute  and appoint
Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful  attorneys,  each with full power and authority for me and in my name and  behalf to sign,  as my agent,  any  Registration  Statement  applicable  to separate  accounts  of the  Company,  as  well as any  pre-effective  amendment, post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications)  for such separate  accounts (now or hereafter established by the Company) and filed pursuant to the Investment  Company Act of
1940 or the Securities Act of 1933, each as amended,  any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said  Registration  Statement  or other  document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                        KRIS A. ROBBINS
                                                        ------------------------
                                                        Kris A. Robbins

SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                        ANNETTE E. CRIPPS
                                                        ------------------------
                                                        Notary Public
My Commission Expires:

      7/8/2001
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) SS.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Frank C. Sabatini,  being a Director of SECURITY  BENEFIT LIFE INSURANCE
COMPANY  (the  "Company"),  by these  presents do make,  constitute  and appoint
Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful  attorneys,  each with full power and authority for me and in my name and  behalf to sign,  as my agent,  any  Registration  Statement  applicable  to separate  accounts  of the  Company,  as  well as any  pre-effective  amendment, post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications)  for such separate  accounts (now or hereafter established by the Company) and filed pursuant to the Investment  Company Act of
1940 or the Securities Act of 1933, each as amended,  any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said  Registration  Statement  or other  document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                        FRANK C. SABATINI
                                                        ------------------------
                                                        Frank C. Sabatini

SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                        PATRICIA A. CLARK
                                                        ------------------------
                                                        Notary Public

My Commission Expires:

      3-5-2002
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) SS.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Robert C. Wheeler,  being a Director of SECURITY  BENEFIT LIFE INSURANCE
COMPANY  (the  "Company"),  by these  presents do make,  constitute  and appoint
Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful  attorneys,  each with full power and authority for me and in my name and  behalf to sign,  as my agent,  any  Registration  Statement  applicable  to separate  accounts  of the  Company,  as  well as any  pre-effective  amendment, post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications)  for such separate  accounts (now or hereafter established by the Company) and filed pursuant to the Investment  Company Act of
1940 or the Securities Act of 1933, each as amended,  any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said  Registration  Statement  or other  document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                      ROBERT C. WHEELER
                                                      --------------------------
                                                      Robert C. Wheeler

SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                      NANCY G. DEBACKER
                                                      --------------------------
                                                      Notary Public
My Commission Expires:

       12/15/03
---------------------